UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 9, 2004



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



        7733 Forsyth Boulevard
              17th Floor
         St. Louis, Missouri                                    63105
(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code: (314) 863-7422

Item 7.     Financial Statements and Exhibits.

(c) Exhibits. See Exhibit Index


Item 9.     Regulation FD Disclosure.

     RehabCare Group, Inc. announced on January 9, 2004 that it had entered into an agreement with Signature Health Care Foundation to provide staffing and other services to the Foundation's full service rehabilitation programs in outpatient and home health settings.

     The press release in its entirety is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 9, 2004

                                       REHABCARE GROUP, INC.



                           By:/s/Vincent L. Germanese
                                -----------------------------------------------
                                 Vincent L. Germanese
                                 Senior Vice President, Chief Financial Officer
                                  and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description


99.1   Press release dated January 9, 2004.

                                                                    Exhibit 99.1



                    CONTACT: RehabCare Group, Inc.
                             Vincent L. Germanese, CFO
                             Betty Cammarata, Director-Investor
                             Relations
                             Press: David Totaro, Senior Vice
                             President, Corporate Marketing & Communications
                             (314) 863-7422
                                    or
                             Financial Dynamics:
                             Gordon McCoun/Lanie Fladell
                             Press: Sean Leous
                             (212) 850-5600

FOR IMMEDIATE RELEASE
Friday, January 9, 2004

                 REHABCARE GROUP, INC. ANNOUNCES AGREEMENT WITH
                        SIGNATURE HEALTH CARE FOUNDATION

       - Relationship Will Advance Health Care in Greater St. Louis Area-

ST. LOUIS, MO, January 9, 2004--RehabCare Group, Inc. (NYSE:RHB) today announced an agreement with Signature Health Care Foundation to provide staffing and other services to the Foundation's full service rehabilitation programs in outpatient and home health settings.

     Under the terms of the five-year agreement, RehabCare will assist the Foundation in its provision of rehabilitation and home health services at the Foundation's current and future facilities and home health settings. RehabCare will provide staffing for physical and occupational therapy to a patient population ranging from pediatrics to geriatrics. RehabCare will support the development by extending a $2 million line of credit and term loan to the Foundation secured by certain assets of the Foundation. In addition, RehabCare will appoint one Director to the Foundation's Board of Directors.

     Signature Health Care Foundation, which is a Missouri not-for-profit corporation, was formed in 2002 through the efforts of Signature Health Services, Inc., a 41-member physician group practice specializing in orthopedics. The mission of Signature Foundation is to utilize physician leadership to improve the quality, efficiency and affordability of healthcare in the St. Louis area and nationally. One specific purpose of the Foundation is to provide quality and cost-effective rehabilitative services to residents in the Greater St. Louis area. Signature Foundation's other purposes include support of medical research, community dialogue (including health care policy forums, papers and related education and advocacy), awards programs (including efficiency awards, insurance quality awards and hospital quality awards), educational support in the areas of healthcare delivery and management, and community and public health grants.

     John H. Short, Ph.D., Interim President and CEO of RehabCare, commented, "We are very pleased to be associated with Signature Foundation. This agreement represents an important step in the execution of our strategy. First, it is a prime example of the type of relationships we are creating with our clients, where we are working with them to deliver cost-effective highest quality rehab services. Second, it also demonstrates our continuum of care model, in which we support our clients and their patients from the acute care setting to the home. The RehabCare continuum in the greater St. Louis area will now include the 49-bed inpatient rehab facility at St. Anthony's Medical Center, skilled rehabilitation programs at more than 25 skilled nursing facilities, and the outpatient and home health services to be provided by Signature Foundation."

     Jan Vest, Vice President of Signature Health Care Foundation, added; "We believe that in bringing the full continuum of treatment into the domain of physicians, this structure benefits everyone by improving patient outcomes and increasing efficiencies while controlling costs. We value RehabCare for its expertise in treating the kind of patients we serve at Signature Foundation, and we recognize RehabCare's track record of improving quality of care at a lower cost."

     Tom Davis, President of the Hospital Rehabilitation Services Division of RehabCare, concluded, "The signing of this agreement gets RehabCare's outpatient division off to a strong start for the year. We look forward to continuing our history of assisting in the provision of high quality, efficient and affordable healthcare."

     RehabCare Group, Inc., headquartered in St. Louis, is a leading provider of program management of hospital rehabilitation services and skilled nursing units, outpatient therapy programs, contract therapy services and temporary healthcare staffing services in conjunction with over 7,000 hospitals, nursing homes and other long-term care facilities throughout the United States. RehabCare is pleased to be included in the Russell 2000 and Standard and Poor's Small Cap 600 Indices.

     This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the ability of RehabCare and the Foundation to implement the planned programs within the expected timeframes and the ability of RehabCare to otherwise achieve the revenue and earnings levels from the relationship at or above the levels projected; the timing and financial effect of the Company's continuing restructuring efforts with respect to the Company's current businesses; changes in and compliance with governmental reimbursement rates and other regulations or policies affecting RehabCare's hospital rehabilitation and contract therapy lines of business; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings that build stronger partnering relationships between RehabCare and its clients; RehabCare's ability to identify and consummate, within the expected timeframes, strategic acquisitions to accelerate growth in RehabCare's hospital rehabilitation and contract therapy divisions; the consummation of the pending transaction pursuant to which RehabCare's existing staffing business will be acquired by InteliStaf Holdings, Inc. and the operating performance of InteliStaf, and the rate of return that RehabCare will be able to achieve from its equity interest in InteliStaf after the consummation of the transaction; the adequacy and effectiveness of RehabCare's operating and administrative systems; RehabCare's ability and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

      NOTE: More information on RehabCare can be found on the World Wide Web at http://www.rehabcare.com.

                                     - END -